UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

TONGJI HEALTHCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip code)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains express or implied forward-looking statements that are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements about:

●	the implementation of our strategic plans for our business;
●	our financial performance;
●	fluctuations in the number of influencers living in our Clubhouses or that we contract with and their number of social media followers;
●	developments relating to our competitors and our industry, including the impact of government regulation; and
●	estimates of our expenses, future revenues, capital requirements and our needs for additional financing.

In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “could,” “project,” “intend,” “will,” “will be,” “would,” or the negative of these terms or other comparable terminology and expressions. However, this is not an exclusive way of identifying such statements. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this Current Report on Form 8-K and the documents that we reference in this Current Report on Form 8-K and have filed with the Securities and Exchange Commission (“SEC”) as exhibits hereto completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. Except as expressly required under federal securities laws and the rules and regulations of the SEC, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this Current Report on Form 8-K, whether as a result of new information or future events or otherwise. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K. You should not place undue reliance on the forward-looking statements included in this Current Report on Form 8-K. All forward-looking statements attributable to use are expressly qualified by these cautionary statements.

Item 1.01 Entry Into A Material Definitive Agreement.

The disclosure set forth below under Item 3.02 (Unregistered Sales of Equity Securities) is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

As disclosed in the Current Report on Form 8-K of Tongji Healthcare Group, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) on August 11, 2020, the Company entered into a share exchange agreement (the “Share Exchange Agreement”) with (i) West Of Hudson Group, Inc., a Delaware corporation (“WOHG”), (ii) each of the shareholders of WOHG, consisting of Amir Ben-Yohanan, Chris Young and Simon Yu, each of whom are directors and officers of the Company (the “WOHG Shareholders”) and (iii) Mr. Ben-Yohanan as the representative of the WOHG Shareholders (the “Shareholders’ Representative”).

Pursuant to the Share Exchange Agreement, the parties agreed that at the closing of the transactions contemplated by the Share Exchange Agreement (the “Closing”), the Company would acquire 100% of WOHG’s issued and outstanding capital stock, in exchange for the issuance to the WOHG Shareholders of a number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), to be determined at the Closing.

As disclosed in the Company’s Current Report on Form 8-K filed with the Commission on November 12, 2020, on November 11, 2020, the Company, WOHG, the WOHG Shareholders, and the Shareholders’ Representative entered into a Waiver pursuant to the Share Exchange Agreement (the “Waiver”). Pursuant to the Waiver, each of the parties agreed that certain actions and deliverables required for the Closing to occur may not be obtained by the Closing, and therefore agreed, notwithstanding any provisions in the Share Exchange Agreement to the contrary, to waive these conditions to Closing, including, but not limited to, the condition that the Company designate, issue and sell to Mr. Ben-Yohanan one share of Series X Preferred Stock with a number of votes equal to all of the other votes entitled to be cast on any matter by any other shares or securities of the Company plus one. Mr. Ben-Yohanan serves as the Company’s Chief Executive Officer, principal executive officer, principal financial officer, principal accounting officer and a member of the Company’s Board of Directors. He is also a significant stockholder of the Company.

As disclosed in the Company’s Current Report on Form 8-K filed with the Commission on November 12, 2020, the Closing of the Share Exchange Agreement occurred on November 12, 2020, and, pursuant to the Waiver described above, the Company agreed to issue and sell to Mr. Ben-Yohanan the one share of Series X Preferred Stock, at a purchase price of $1.00, as soon as reasonably practicable following the Closing and the effectiveness of the Certificate of Designations for the Series X Preferred Stock (“Series X Designation”).

On November 12, 2020, the Series X Designation was filed with, and deemed effective by, the Secretary of State of Nevada. On November 13, 2020, the Company issued and sold to Mr. Ben-Yohanan the one share of Series X Preferred Stock of the Company for a purchase price of $1.00, pursuant to a subscription agreement of same date (the “Series X Subscription Agreement”). The share of Series X Preferred Stock has the right to cast a number of votes equal to all of the other votes entitled to be cast on any matter by any other shares or securities of the Company plus one.

The entry into the Share Exchange Agreement was disclosed in the Company’s Current Report on Form 8-K filed with the Commission on August 11, 2020, and the description of the Share Exchange Agreement contained therein is incorporated herein by reference. The foregoing description of the Share Exchange Agreement is also qualified in its entirety by reference to the Share Exchange Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on August 11, 2020. The Series X Designation and the entry of the Company into the Waiver was disclosed in the Company’s Current Report on Form 8-K filed with the Commission on November 12, 2020, and the descriptions of the Series X Designation and Waiver contained therein are incorporated herein by reference. The foregoing descriptions of the Series X Designation and Waiver are also qualified by the Form of Series X Preferred Stock Designation and of the Waiver filed as Exhibits 3.4 and 10.7, respectively, to the Company’s Current Report on Form 8-K filed with the Commission on November 12, 2020. The foregoing description of the Series X Subscription Agreement is qualified in its entirety by the Series X Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation

As disclosed in the Company’s Current Report on Form 8-K filed with the Commission on November 12, 2020, on November 12, 2020 the Company filed the Series X Designation.

On November 12, 2020, the Series X Designation was accepted and deemed effective by the Nevada Secretary of State.

The share of Series X Preferred Stock has a number of votes equal to all of the other votes entitled to be cast on any matter by any other shares or securities of the Company plus one.

The description of the terms of the Series X Preferred Stock and the Form Certificate of Designations of the Company above is qualified in its entirety by the Form of Certificate of Designations filed as Exhibit 3.4 to the Company’s Current Report on Form 8-K filed with the Commission on November 12, 2020, and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On November 18, 2020, the Company issued a press release announcing the closing of the acquisition of WOHG, the sole owner of “The Clubhouse,” a collection of scenic mansions in Southern California that house some of the most prominent and widely followed social media influencers, together carrying an estimated follower base in excess of 90 million. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Series X Preferred Subscription Agreement dated November 13, 2020 between the Company and Amir-Ben Yohanan.
99.1	Press release of the registrant issued November 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tongji Healthcare Group, Inc

Date: November 18, 2020	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer